UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)   (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD DISCLOSURE.

On October 27, 2008, Comerica Incorporated issued a press release announcing that it has received preliminary approval from the U.S. Treasury Department (“Treasury”) to participate in the Treasury’s Capital Purchase Program in the amount of $2.25 billion.  This participation is expected to raise Comerica’s Tier 1 capital ratio from an estimated 7.35 percent at September 30, 2008, to 10.35 percent. Final approval from the Treasury is subject to standard closing conditions.

A copy of the relevant press release is attached hereto as Exhibit 99.1.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

                                                99.1                           Press Release dated October 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs,
and Secretary

Date: October 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 27, 2008